Trade Receivables and Other Assets	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Trade Receivables and Other Assets
Note 6 - Trade Receivables and Other Assets
The Company's trade receivables and other assets are primarily related to royalty revenue receivable, deferred compensation and milestone payments, refundable taxes from government taxation authorities, recoveries of royalty generation costs from project partners, prepaid expenses and reclamation bonds.
As at December 31, 2025 and 2024, trade receivables and other assets were as follows:

	As at December 31,
	2025	2024

Trade and accrued royalties receivable	$23,771	$19,785
Refundable taxes	806	86
Recoverable royalty generation expenditures and advances	506	-
Due from related parties	-	363
Prepayments	1,501	248
Reclamation bonds, deposits and other	613	181
Total receivables and other assets	27,197	20,663

Less: current portion	(25,154)	(16,632)
Non-current portion	$2,043	$4,031
In April 2025, the Company received the final settlement of $9.8 million in cash and equity in FireFly Metals Ltd. (“FireFly”), in relation to the disposal of the Ming Gold Stream. Upon settlement, the Company recognized a loss on disposal of $0.3 million.
Non-current trade receivables and other assets include the deferred production-based milestones from the Korali Sud royalty (Note 8).
As at December 31, 2025, the Company has no material reclamation obligations. Once reclamation of the properties is complete, the bonds will be returned to the Company. The carrying amounts of the Company's trade receivables and other assets are predominantly denominated in US Dollars. There are no other currencies with which the carrying amounts are material.